UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Annual Report	9/30/2015

Oppenheimer Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Government Bond Index	Barclays U.S. 1-3 Year Government Bond Index
1-Year	1.26%	-1.02%	3.68%	1.20%
5-Year	1.20	0.74	2.47	0.79
10-Year	2.29	2.06	4.27	2.62

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.26% during the reporting period. On a relative basis, the Fund’s benchmarks, the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index, returned 3.68% and 1.20%, respectively.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary

3        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners.

Over the second half of the reporting period, major risk asset classes were vulnerable to profit taking as negative macroeconomic catalysts emerged. Two stole the show. Uncertainty around the global economic impact and extent of China’s ongoing economic slowdown led the way, with many fearing the stunning collapse in commodity prices could signal more pain ahead. The timing of when the Federal Reserve (the “Fed”) would raise interest rates was a close second. Looking ahead, an objective look at the global economy reveals persistent strength in many U.S. economic indicators coupled with continued, albeit modest, global growth impulses and a benign worldwide monetary policy backdrop.

Ironically, after many failed attempts at predicting it since the 2009 bear market lows, few expected this correction when it finally came. The reality is corrections happen, even in the good years and represent a healthy way to periodically work off market excesses.

Due to the confluence of these factors, longer-term U.S. Treasury rates swung fairly wildly during the one-year reporting period, with the 10-year Treasury rate ultimately falling from the start of the reporting period through September 30, 2015. This net downward movement in rates contributed to U.S. Treasuries generating positive total returns.

FUND REVIEW

During the reporting period, the Fund received its strongest results from mortgage-backed securities (“MBS”), commercial-mortgage backed securities (“CMBS”) and asset-based securities (“ABS”). Among MBS, the Fund had its largest exposure to government agency MBS, with a smaller allocation to non-agency MBS. Security selection within the agency MBS sector and an allocation to non-agency MBS served the Fund well during this reporting period as agency inverse interest-only security prices were supported by a more dovish Fed outlook while non-agency MBS prices benefited from solid fundamentals and a lack of supply. Within CMBS, the Fund’s exposure to vintage, non-agency issued BBB-rated tranches also added value. The Fund’s exposure to ABS is primarily concentrated in securities backed by auto loans. These investments performed positively for the Fund this reporting period.

The primary detractor from performance this reporting period was the Fund’s significant underweight exposure to U.S. Treasuries. U.S. Treasuries produced positive returns for the one-year reporting period, and so our underweight was a detractor from performance.

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STRATEGY & OUTLOOK

The Fed declined to raise interest rates amid the risk-off market sentiment. We believe this leaves open distinct possibilities for further easing actions by other central banks. Such actions should continue to keep global interest rates low. Although there will continue to be questions as to the effectiveness of such policies, we believe fixed income markets should be the beneficiary of flows from developed countries where policy easing is extended. Demand for U.S. dollar assets should benefit not only Treasuries

(which are currently among the highest yielding developed market assets) but also other investment grade instruments.

The portfolio managers have been opportunistically taking advantage of movement in the ABS market. The Fund’s overweight to ABS is primarily concentrated in securities backed by auto loans which feature attractive yields and strong underwriting, while its overweight in CMBS is focused on the top of the capital structure in non-agency issued securities.

Peter A. Strzalkowski, CFA Portfolio Manager

5        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	54.1%
Non-Agency	5.2
U.S. Government Obligations	37.6
Asset-Backed Securities	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	90.9%
AA	1.2
A	1.8
BBB	5.0
BB	0.1
CCC	0.1
Unrated	0.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2015, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception
	Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	1.26%	1.20%	2.29%
Class B (OGSBX)	5/3/93	0.57%	0.42%	1.86%
Class C (OLTCX)	2/1/95	0.46%	0.41%	1.51%
Class I (OLTIX)	12/28/12	1.71%	1.01% *	N/A
Class R (OLTNX)	3/1/01	0.85%	0.88%	2.00%
Class Y (OLTYX)	1/26/98	1.57%	1.57%	2.59%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15

	Inception
	Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-1.02%	0.74%	2.06%
Class B (OGSBX)	5/3/93	-3.41%	0.24%	1.86%
Class C (OLTCX)	2/1/95	-0.54%	0.41%	1.51%
Class I (OLTIX)	12/28/12	1.71%	1.01% *	N/A
Class R (OLTNX)	3/1/01	0.85%	0.88%	2.00%
Class Y (OLTYX)	1/26/98	1.57%	1.57%	2.59%

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15
Class A	1.45%
Class B	0.69
Class C	0.70
Class I	1.81
Class R	1.19
Class Y	1.78

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were

7        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 9/30/15 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2015	September 30, 2015	September 30, 2015
Class A	$ 1,000.00	$1,002.90	$4.02
Class B	1,000.00	998.80	8.05
Class C	1,000.00	998.80	8.05
Class I	1,000.00	1,004.50	2.36
Class R	1,000.00	1,000.20	5.53
Class Y	1,000.00	1,004.40	2.52
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.06	4.06
Class B	1,000.00	1,017.05	8.12
Class C	1,000.00	1,017.05	8.12
Class I	1,000.00	1,022.71	2.39
Class R	1,000.00	1,019.55	5.58
Class Y	1,000.00	1,022.56	2.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.47
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2015

	Principal
	Amount	Value

Asset-Backed Securities—3.6%

AmeriCredit Automobile Receivables Trust:
Series 2014-4, Cl. D, 3.07%, 11/9/20	$830,000	$840,260
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,175,000	1,183,306

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000	2,179,900

Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000	971,448
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,440,000	1,458,821

Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,445,000	1,457,667

DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000	1,568,973
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000	3,998,439
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000	3,273,742
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,660,000	4,676,347

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	65,223
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000	1,016,960

First Investors Auto Owner Trust:
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,123,595
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,305,000	1,320,274

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	1,309,920	1,309,551

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.494%, 10/25/19[1,2]	1,090,000	1,082,144

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000	3,324,644
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,509,528
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,692,535
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,065,000	3,118,078

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,245,000	1,250,561

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,405,000	1,398,362
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,490,000	1,494,115

Total Asset-Backed Securities (Cost $41,915,081)		42,314,473

Mortgage-Backed Obligations—67.7%

Government Agency—61.8%

FHLMC/FNMA/FHLB/Sponsored—52.1%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	47,898	49,645
5.50%, 4/1/18	454,745	475,154
6.00%, 5/1/18-10/1/29	2,713,274	3,024,154
6.50%, 4/1/18-4/1/34	1,645,377	1,859,871
7.00%, 8/1/16-10/1/37	1,084,986	1,273,548
7.50%, 1/1/32-9/1/33	3,288,212	3,889,916
8.00%, 4/1/16	2,915	2,930
8.50%, 3/1/31	31,562	34,670
9.00%, 8/1/22-5/1/25	65,565	72,696
10.00%, 8/1/21	30,400	30,699
11.50%, 6/1/20-11/17/20	26	26

11        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	$16,889	$18,088

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 4.252%, 2/1/28[3]	169,745	35,751
Series 205, Cl. IO, 11.568%, 9/1/29[3]	1,178,592	247,194
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	69,102	18,073
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	406,542	71,135

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	21,559,093	22,015,111

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015, Cl. A1, 2.257%, 10/25/20	542,732	555,311
Series K035, Cl. A1, 2.615%, 3/25/23	8,685,309	8,883,660
Series K040, Cl. A1, 2.768%, 4/25/24	14,581,502	15,256,626
Series K041, Cl. A1, 2.72%, 8/25/24	11,657,945	12,160,496
Series K042, Cl. A1, 2.267%, 6/25/24	6,017,844	6,159,525
Series K043, Cl. A1, 2.532%, 10/25/23	7,633,625	7,907,103
Series K044, Cl. A1, 2.321%, 3/25/24	14,842,406	15,103,284
Series K045, Cl. A1, 2.493%, 11/25/24	11,883,226	12,272,105
Series K046, Cl. A1, 2.697%, 1/25/25	9,958,916	10,353,572
Series K046, Cl. A2, 3.205%, 3/25/25	12,000,000	12,516,174
Series K047, Cl. A1, 2.827%, 12/25/24	11,961,593	12,458,095
Series K048, Cl. A1, 2.689%, 12/25/24	10,000,000	10,329,900
Series K709, Cl. A1, 1.56%, 10/25/18	1,432,323	1,442,279
Series K716, Cl. A1, 2.413%, 1/25/21	4,044,708	4,171,132
Series K717, Cl. A1, 2.342%, 2/25/21	5,825,475	5,999,433
Series K718, Cl. A1, 2.375%, 9/25/21	9,876,466	10,184,612

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.786%, 12/1/31[5]	243,970	219,895
Series 219, Cl. PO, 13.877%, 3/1/32[5]	724,736	653,730

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.857%, 6/15/21[2]	3,253	3,283
Series 151, Cl. F, 9.00%, 5/15/21	11,575	12,819
Series 1695, Cl. F, 2.013%, 3/15/24[2]	914,503	944,656
Series 2035, Cl. PC, 6.95%, 3/15/28	637,525	733,233
Series 2084, Cl. ZC, 6.50%, 8/15/28	322,165	363,079
Series 2116, Cl. ZA, 6.00%, 1/15/29	431,642	489,880
Series 2122, Cl. FD, 0.557%, 2/15/29[2]	492,640	496,821
Series 2132, Cl. FN, 1.097%, 3/15/29[2]	683,523	701,289
Series 2148, Cl. ZA, 6.00%, 4/15/29	726,635	829,553
Series 2195, Cl. LH, 6.50%, 10/15/29	1,105,689	1,267,886
Series 2220, Cl. PD, 8.00%, 3/15/30	176,978	209,261
Series 2281, Cl. Z, 6.50%, 2/15/31	1,521,764	1,755,868
Series 2319, Cl. BZ, 6.50%, 5/15/31	2,349,620	2,696,903
Series 2326, Cl. ZP, 6.50%, 6/15/31	524,784	589,981
Series 2344, Cl. FP, 1.157%, 8/15/31[2]	367,279	378,547
Series 2368, Cl. TG, 6.00%, 10/15/16	8,790	8,866
Series 2392, Cl. FB, 0.807%, 1/15/29[2]	112,482	114,425
Series 2396, Cl. FE, 0.807%, 12/15/31[2]	205,287	208,730
Series 2401, Cl. FA, 0.857%, 7/15/29[2]	154,782	157,570
Series 2427, Cl. ZM, 6.50%, 3/15/32	113,255	130,179
Series 2464, Cl. FI, 1.207%, 2/15/32[2]	222,986	228,919
Series 2470, Cl. LF, 1.207%, 2/15/32[2]	228,134	234,203

12        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2471, Cl. FD, 1.207%, 3/15/32[2]	$318,179	$326,681
Series 2481, Cl. AF, 0.757%, 3/15/32[2]	185,846	188,565
Series 2500, Cl. FD, 0.707%, 3/15/32[2]	342,683	347,479
Series 2504, Cl. FP, 0.707%, 3/15/32[2]	361,767	366,371
Series 2526, Cl. FE, 0.607%, 6/15/29[2]	401,498	405,387
Series 2530, Cl. FD, 0.707%, 2/15/32[2]	444,596	450,249
Series 2538, Cl. F, 0.807%, 12/15/32[2]	47,723	48,439
Series 2550, Cl. FI, 0.557%, 11/15/32[2]	164,447	165,250
Series 2551, Cl. FD, 0.607%, 1/15/33[2]	366,523	369,829
Series 2564, Cl. MP, 5.00%, 2/15/18	3,082,166	3,200,098
Series 2585, Cl. HJ, 4.50%, 3/15/18	1,736,728	1,799,002
Series 2627, Cl. KM, 4.50%, 6/15/18	527,689	546,626
Series 2630, Cl. MB, 4.50%, 6/15/18	649,673	672,994
Series 2635, Cl. AG, 3.50%, 5/15/32	2,379,041	2,499,595
Series 2668, Cl. AZ, 4.00%, 9/15/18	243,360	250,732
Series 2676, Cl. KY, 5.00%, 9/15/23	1,251,386	1,345,139
Series 2707, Cl. QE, 4.50%, 11/15/18	1,603,974	1,672,370
Series 2708, Cl. N, 4.00%, 11/15/18	1,418,463	1,461,539
Series 2764, Cl. OE, 4.50%, 3/15/19	2,217,560	2,305,675
Series 2770, Cl. TW, 4.50%, 3/15/19	4,513,169	4,683,083
Series 2843, Cl. BC, 5.00%, 8/15/19	696,895	729,152
Series 3010, Cl. WB, 4.50%, 7/15/20	822,784	864,037
Series 3013, Cl. GA, 5.00%, 6/15/34	435,146	437,962
Series 3025, Cl. SJ, 23.993%, 8/15/35[2]	114,977	186,452
Series 3134, Cl. FA, 0.507%, 3/15/36[2]	6,371,694	6,375,411
Series 3342, Cl. FT, 0.657%, 7/15/37[2]	1,419,589	1,425,645
Series 3645, Cl. EH, 3.00%, 12/15/20	4,673,399	4,803,074
Series 3647, Cl. BD, 3.00%, 12/15/19	3,821,905	3,853,572
Series 3659, Cl. DE, 2.00%, 3/15/19	1,437,876	1,456,100
Series 3741, Cl. PA, 2.15%, 2/15/35	4,288,363	4,354,400
Series 3804, Cl. WJ, 3.50%, 3/15/39	5,073,318	5,235,611
Series 3805, Cl. AK, 3.50%, 4/15/24	574,755	589,899
Series 3815, Cl. BD, 3.00%, 10/15/20	575,180	588,355
Series 3822, Cl. JA, 5.00%, 6/15/40	270,012	288,653
Series 3840, Cl. CA, 2.00%, 9/15/18	386,686	391,454
Series 3848, Cl. WL, 4.00%, 4/15/40	3,044,816	3,220,291
Series 3857, Cl. GL, 3.00%, 5/15/40	2,827,767	2,947,672
Series 3887, Cl. NC, 3.00%, 7/15/26	1,021,835	1,046,436
Series 3917, Cl. BA, 4.00%, 6/15/38	1,320,523	1,388,923
Series 3935, Cl. NA, 3.50%, 10/15/26	6,683,128	6,959,599
Series 4109, Cl. KD, 3.00%, 5/15/32	3,126,323	3,198,815
Series 4221, Cl. HJ, 1.50%, 7/15/23	13,847,656	13,896,524
Series 4350, Cl. CA, 2.00%, 10/15/19	4,886,655	4,969,406
Series 4446, Cl. PL, 2.50%, 7/15/38	5,756,067	5,877,252

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 52.226%, 7/17/28[3]	265,522	56,222
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	471,779	107,205
Series 2493, Cl. S, 45.441%, 9/15/29[3]	312,732	86,687
Series 2526, Cl. SE, 24.172%, 6/15/29[3]	554,719	132,729

13        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2795, Cl. SH, 6.074%, 3/15/24[3]	$3,810,771	$546,083
Series 2796, Cl. SD, 48.273%, 7/15/26[3]	132,282	28,083
Series 2920, Cl. S, 51.912%, 1/15/35[3]	3,102,946	617,502
Series 2922, Cl. SE, 5.253%, 2/15/35[3]	528,655	103,234
Series 2981, Cl. AS, 0.00%, 5/15/35[3,4]	1,132,564	207,879
Series 3201, Cl. SG, 1.816%, 8/15/36[3]	1,010,092	205,112
Series 3397, Cl. GS, 16.02%, 12/15/37[3]	72,553	14,713
Series 3424, Cl. EI, 13.442%, 4/15/38[3]	154,612	21,687
Series 3450, Cl. BI, 8.483%, 5/15/38[3]	3,394,210	581,343
Series 3606, Cl. SN, 0.541%, 12/15/39[3]	956,670	179,200

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.707%, 5/15/36[2]	3,348,755	3,377,813

Federal National Mortgage Assn.:
3.00%, 10/1/30[6]	8,215,000	8,556,458
3.50%, 10/1/45[6]	115,000	120,013
4.00%, 10/1/45[6]	54,260,000	57,892,877
4.50%, 10/1/30[6]	10,355,000	10,733,281

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-8/1/40	25,146,220	26,559,969
4.50%, 9/1/18-8/1/26	5,720,383	5,947,772
5.00%, 2/1/18-7/1/22	7,770,312	8,087,354
5.50%, 9/1/19-3/1/25	9,389,099	10,032,804
6.00%, 3/1/17-2/1/40	7,054,810	7,874,969
6.50%, 6/1/17-1/1/34	8,614,915	9,806,600
7.00%, 11/1/17-2/1/36	6,297,998	7,459,600
7.50%, 2/1/27-8/1/33	8,610,846	10,412,327
8.00%, 6/1/17	88	89
8.50%, 7/1/32	50,031	54,324
9.00%, 8/1/19	2,991	3,240
9.50%, 11/1/21	1,449	1,568
11.00%, 11/1/15-7/20/19	6,817	6,862

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 33.637%, 5/25/23[3]	758,594	152,203
Series 254, Cl. 2, 30.041%, 1/25/24[3]	1,007,750	124,918
Series 294, Cl. 2, 13.874%, 2/25/28[3]	1,133,597	237,644
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	467,118	98,588
Series 321, Cl. 2, 12.706%, 4/25/32[3]	2,715,541	551,052
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	938,196	193,751
Series 331, Cl. 10, 11.091%, 2/25/33[3]	1,348,523	285,202
Series 331, Cl. 4, 0.00%, 2/25/33[3,4]	1,048,222	201,445
Series 331, Cl. 5, 8.335%, 2/25/33[3]	1,550,946	299,288
Series 331, Cl. 6, 1.258%, 2/25/33[3]	1,514,450	359,128
Series 334, Cl. 10, 3.774%, 2/25/33[3]	606,422	114,209
Series 339, Cl. 15, 5.06%, 10/25/33[3]	535,783	119,666
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,025,922	201,768
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	1,039,369	193,962
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	759,328	149,633
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	373,506	69,138
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	1,090,653	192,411
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	586,420	117,474

14        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.805%, 9/25/32[5]	$197,847	$179,392

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	12,278	13,074
Series 1991-109, Cl. Z, 8.50%, 9/25/21	10,193	11,443
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,023,315	1,166,650
Series 1998-59, Cl. Z, 6.50%, 10/25/28	106,890	122,256
Series 1999-54, Cl. LH, 6.50%, 11/25/29	528,707	601,554
Series 2001-69, Cl. PF, 1.194%, 12/25/31[2]	534,619	549,120
Series 2002-12, Cl. PG, 6.00%, 3/25/17	593,177	609,258
Series 2002-19, Cl. PE, 6.00%, 4/25/17	31,619	31,933
Series 2002-29, Cl. F, 1.194%, 4/25/32[2]	241,041	247,715
Series 2002-39, Cl. FD, 1.213%, 3/18/32[2]	482,260	498,336
Series 2002-52, Cl. FD, 0.694%, 9/25/32[2]	402,042	407,881
Series 2002-53, Cl. FY, 0.694%, 8/25/32[2]	299,169	302,869
Series 2002-64, Cl. FJ, 1.194%, 4/25/32[2]	74,285	76,341
Series 2002-65, Cl. FB, 1.194%, 7/25/32[2]	456,277	468,524
Series 2002-68, Cl. FH, 0.713%, 10/18/32[2]	146,516	148,448
Series 2002-77, Cl. TF, 1.213%, 12/18/32[2]	924,782	948,821
Series 2002-82, Cl. FE, 1.194%, 12/25/32[2]	420,186	431,334
Series 2002-9, Cl. PC, 6.00%, 3/25/17	310,897	319,636
Series 2002-90, Cl. FJ, 0.694%, 9/25/32[2]	163,705	165,823
Series 2002-90, Cl. FM, 0.694%, 9/25/32[2]	157,409	159,445
Series 2003-100, Cl. PA, 5.00%, 10/25/18	4,443,770	4,643,889
Series 2003-112, Cl. AN, 4.00%, 11/25/18	929,036	958,085
Series 2003-116, Cl. FA, 0.594%, 11/25/33[2]	262,143	264,004
Series 2003-119, Cl. FK, 0.694%, 5/25/18[2]	1,405,235	1,410,137
Series 2003-130, Cl. CS, 13.712%, 12/25/33[2]	550,811	665,484
Series 2003-21, Cl. FK, 0.594%, 3/25/33[2]	27,925	28,054
Series 2003-26, Cl. XF, 0.644%, 3/25/23[2]	831,332	834,473
Series 2003-44, Cl. CB, 4.25%, 3/25/33	224,890	230,799
Series 2003-84, Cl. GE, 4.50%, 9/25/18	942,499	977,671
Series 2004-101, Cl. BG, 5.00%, 1/25/20	593,897	606,641
Series 2004-25, Cl. PC, 5.50%, 1/25/34	722,698	760,107
Series 2004-29, Cl. QG, 4.50%, 12/25/32	591,555	596,133
Series 2004-72, Cl. FB, 0.694%, 9/25/34[2]	2,614,590	2,648,513
Series 2005-109, Cl. AH, 5.50%, 12/25/25	5,161,713	5,634,227
Series 2005-45, Cl. XA, 0.534%, 6/25/35[2]	3,371,519	3,380,057
Series 2005-67, Cl. BF, 0.544%, 8/25/35[2]	1,466,302	1,467,584
Series 2005-85, Cl. FA, 0.544%, 10/25/35[2]	3,073,586	3,076,135
Series 2006-11, Cl. PS, 23.856%, 3/25/36[2]	487,088	748,536
Series 2006-46, Cl. SW, 23.488%, 6/25/36[2]	443,623	607,713
Series 2006-50, Cl. KS, 23.489%, 6/25/36[2]	350,205	551,155
Series 2006-50, Cl. SK, 23.489%, 6/25/36[2]	112,830	174,368
Series 2007-113, Cl. DB, 4.50%, 12/25/22	10,481,332	11,059,519
Series 2007-79, Cl. FA, 0.644%, 8/25/37[2]	1,121,387	1,134,135
Series 2008-14, Cl. BA, 4.25%, 3/25/23	1,026,063	1,064,789
Series 2008-24, Cl. DY, 5.00%, 4/25/23	776,429	806,908
Series 2008-75, Cl. DB, 4.50%, 9/25/23	2,475,805	2,568,941
Series 2009-113, Cl. DB, 3.00%, 12/25/20	9,458,491	9,685,272
Series 2009-114, Cl. AC, 2.50%, 12/25/23	444,739	450,010

15        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-36, Cl. FA, 1.134%, 6/25/37[2]	$5,650,792	$5,798,453
Series 2009-37, Cl. HA, 4.00%, 4/25/19	7,075,825	7,284,756
Series 2009-70, Cl. NT, 4.00%, 8/25/19	1,010,172	1,038,358
Series 2009-70, Cl. TL, 4.00%, 8/25/19	4,091,608	4,205,770
Series 2010-37, Cl. NG, 4.00%, 1/25/28	390,788	391,295
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,046,312	1,075,336
Series 2010-99, Cl. DP, 3.00%, 8/25/39	8,973,149	9,210,614
Series 2011-104, Cl. MA, 2.50%, 10/25/26	717,111	726,878
Series 2011-122, Cl. EC, 1.50%, 1/25/20	5,684,206	5,720,659
Series 2011-15, Cl. DA, 4.00%, 3/25/41	2,138,236	2,249,206
Series 2011-3, Cl. EL, 3.00%, 5/25/20	14,754,896	15,110,548
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,764,002	3,032,427
Series 2011-38, Cl. AH, 2.75%, 5/25/20	424,024	432,739
Series 2011-44, Cl. EA, 3.00%, 6/25/24	793,238	818,827
Series 2011-45, Cl. NG, 3.00%, 3/25/25	604,227	625,302
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,080,764	1,107,761
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,664,996	1,690,113
Series 2011-69, Cl. EA, 3.00%, 11/25/29	1,788,516	1,817,962
Series 2011-82, Cl. AD, 4.00%, 8/25/26	3,062,645	3,169,213
Series 2011-88, Cl. AB, 2.50%, 9/25/26	874,379	887,583
Series 2012-20, Cl. FD, 0.594%, 3/25/42[2]	965,173	970,077
Series 2013-100, Cl. CA, 4.00%, 3/25/39	14,519,087	15,498,915
Series 2013-22, Cl. JA, 3.50%, 3/25/43	3,239,766	3,327,243

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 28.227%, 12/18/31[3]	404,368	88,615
Series 2001-68, Cl. SC, 20.017%, 11/25/31[3]	339,698	79,657
Series 2001-81, Cl. S, 23.238%, 1/25/32[3]	262,895	72,848
Series 2002-28, Cl. SA, 32.381%, 4/25/32[3]	260,628	58,212
Series 2002-38, Cl. SO, 45.521%, 4/25/32[3]	436,190	90,716
Series 2002-39, Cl. SD, 35.747%, 3/18/32[3]	468,047	114,982
Series 2002-48, Cl. S, 28.063%, 7/25/32[3]	422,287	104,527
Series 2002-52, Cl. SD, 33.425%, 9/25/32[3]	402,042	99,218
Series 2002-52, Cl. SL, 30.418%, 9/25/32[3]	272,154	66,226
Series 2002-53, Cl. SK, 35.333%, 4/25/32[3]	273,096	68,429
Series 2002-56, Cl. SN, 29.742%, 7/25/32[3]	573,537	139,629
Series 2002-60, Cl. SM, 30.162%, 8/25/32[3]	719,487	148,124
Series 2002-77, Cl. IS, 40.192%, 12/18/32[3]	624,344	151,225
Series 2002-77, Cl. SH, 33.402%, 12/18/32[3]	378,073	85,558
Series 2002-9, Cl. MS, 24.162%, 3/25/32[3]	422,503	99,999
Series 2003-33, Cl. IA, 0.00%, 5/25/33[3,4]	82,377	14,901
Series 2003-33, Cl. SP, 28.967%, 5/25/33[3]	914,747	219,872
Series 2003-38, Cl. SA, 0.00%, 3/25/23[3,4]	424,452	21,168
Series 2003-4, Cl. S, 30.545%, 2/25/33[3]	522,131	131,276
Series 2005-12, Cl. SC, 9.081%, 3/25/35[3]	253,735	52,647
Series 2005-14, Cl. SE, 35.784%, 3/25/35[3]	3,851,314	656,376
Series 2005-40, Cl. SA, 48.98%, 5/25/35[3]	1,543,761	298,093
Series 2005-52, Cl. JH, 0.00%, 5/25/35[3,4]	791,259	152,618
Series 2005-63, Cl. SA, 45.122%, 10/25/31[3]	1,363,877	304,142
Series 2005-63, Cl. X, 29.344%, 10/25/31[3]	16,145	534
Series 2008-55, Cl. SA, 11.213%, 7/25/38[3]	21,541	3,202

16        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	$607,479	$32,516
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	1,338,995	57,468
Series 2011-96, Cl. SA, 5.393%, 10/25/41[3]	563,924	105,453
Series 2012-134, Cl. SA, 11.504%, 12/25/42[3]	1,855,218	471,678
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	307,959	43,289

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 13.972%, 10/15/29[3]	18,907,246	118,832
Series 2001-3, Cl. IO, 14.413%, 10/15/31[3]	8,715,016	56,354
Series 2002-2, Cl. IO, 5.128%, 1/15/32[3]	21,650,328	46,938
Series 2002-3, Cl. IO, 10.734%, 8/15/32[3]	30,756,493	205,718
Series 2003-1, Cl. IO, 7.933%, 11/15/32[3]	45,996,912	242,031

		619,354,719

GNMA/Guaranteed—9.2%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	51,917	59,568
7.00%, 1/15/28-9/15/29	403,444	456,620
7.50%, 6/15/28-8/15/28	400,692	417,295
8.00%, 9/15/28	14,732	14,849
8.50%, 8/15/17-12/15/17	65,605	68,012
9.50%, 9/15/17	792	806
10.50%, 12/15/17-1/15/21	15,965	16,093

Government National Mortgage Assn. II Pool:
3.50%, 10/1/45[6]	92,705,000	97,162,805
7.00%, 1/20/30	40,571	48,875
11.00%, 10/20/19	12,261	12,337

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 5.337%, 10/16/29[3]	208,420	51,720
Series 2011-52, Cl. HS, 8.932%, 4/16/41[3]	4,674,040	932,999

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	4,503,209	5,326,046
Series 2009-66, Cl. CD, 2.50%, 8/16/39	124,844	127,109
Series 2010-139, Cl. AB, 4.00%, 5/20/36	38,237	38,230
Series 2014-167, Cl. WF, 0.649%, 7/20/44[2]	4,934,469	4,936,456

		109,669,820

Other Agency—0.5%

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.554%, 12/7/20[2]	5,195,364	5,196,990

Non-Agency—5.9%

Commercial—5.6%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,2]	1,312,574	1,330,274
Series 2012-RR2, Cl. 6A3, 2.852%, 9/26/35[1,2]	2,412,972	2,418,041
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	3,728,562	3,722,154

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[2]	2,232,908	2,247,562

CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	555,958	564,446

Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 2.753%, 10/25/35[1,2]	4,428,352	4,452,057
Series 2014-8, Cl. 1A1, 0.506%, 7/20/36[1,2]	5,747,579	5,530,852

17        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust:
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,2]	$1,590,000	$1,517,481
Series 2013-CR7, Cl. D, 4.493%, 3/10/46[1,2]	2,025,000	1,852,876

CSMC, Series 2009-13R, Cl. 4A1, 2.751%, 9/26/36[1,2]	320,990	322,821

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	805,000	793,344
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	550,000	539,906
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	850,000	843,637
Series 2014-K36, Cl. C, 4.503%, 12/25/46[1,2]	3,250,000	3,377,192
Series 2014-K38, Cl. C, 4.79%, 6/25/47[1,2]	5,250,000	5,578,264
Series 2014-K714, Cl. C, 3.987%, 1/25/47[1,2]	2,500,000	2,579,228
Series 2014-K715, Cl. C, 4.264%, 2/25/46[1,2]	2,205,000	2,269,812

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.885%, 7/25/35[2]	1,177,472	1,166,236

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[1,2]	1,765,000	1,697,398

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.372%, 5/15/45[1,2]	3,255,000	3,287,036

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.751%, 9/26/36[1,2]	1,221,665	1,223,842

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.713%, 4/21/34[2]	932,945	954,085

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.813%, 11/15/45[1,2]	1,795,000	1,770,182
Series 2013-C11, Cl. D, 4.562%, 8/15/46[1,2]	1,700,000	1,611,303
Series 2013-C13, Cl. D, 5.057%, 11/15/46[1,2]	4,060,000	3,950,208
Series 2013-C7, Cl. D, 4.437%, 2/15/46[1,2]	260,000	249,205

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.983%, 11/26/36[1,2]	4,963,579	4,884,118

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.387%, 6/26/46[1,2]	2,268,231	2,284,370

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.409%, 8/25/34[2]	1,173,788	1,166,979

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.046%, 5/10/63[1,2]	630,000	628,422

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.605%, 12/15/45[1,2]	930,000	891,166
Series 2012-C8, Cl. E, 5.037%, 8/15/45[1,2]	1,620,000	1,619,748

		67,324,245

Residential—0.3%

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.617%, 12/25/34[2]	957,151	949,278

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	120,798	97,897
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,699,886	1,384,719

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.464%, 10/25/33[2]	890,161	912,234

		3,344,128

Total Mortgage-Backed Obligations (Cost $788,057,133)		804,889,902

18        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

U.S. Government Obligations—42.9%

Federal National Mortgage Assn. Nts.:
1.00% Nts., 9/27/17	$13,393,000	$13,457,139
1.50% Nts., 6/22/20	60,000,000	60,045,300

United States Treasury Nts.:
0.625%, 6/30/17-9/30/17	147,160,000	147,184,561
0.875%, 7/15/17	189,600,000	190,497,377
1.375%, 3/31/20	15,650,000	15,703,585
2.00%, 9/30/20[7]	39,215,000	40,361,843
2.25%, 11/30/17	42,000,000	43,391,250

Total U.S. Government Obligations (Cost $508,117,251)		510,641,055

Total Investments, at Value (Cost $1,338,089,465)	114.2%	1,357,845,430

Net Other Assets (Liabilities)	(14.2)	(168,844,536)

Net Assets	100.0%	$1,189,000,894

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $92,095,062 or 7.75% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,609,102 or 1.06% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,053,017 or 0.09% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,925,187. See Note 6 of the accompanying Notes.

Futures Contracts as of September 30, 2015
Description	Exchange	Buy/ Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	12/21/15	37	$5,821,719	$20,541
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/15	1,815	397,541,719	(700,946)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	1,147	138,231,422	1,055,062
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	1,388	178,683,313	(1,004,559)
United States Ultra Bonds	CBT	Buy	12/21/15	4	641,625	1,245

						$(628,657)

19      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015

Assets
Investments, at value (cost $1,338,089,465)—see accompanying statement of investments	$1,357,845,430

Cash	3,255,334

Receivables and other assets:
Investments sold (including $108,515,893 sold on a when-issued or delayed delivery basis)	119,882,574
Interest and principal paydowns	2,970,134
Shares of beneficial interest sold	1,150,910
Variation margin receivable	226,380
Other	141,245

Total assets	1,485,472,007

Liabilities
Payables and other liabilities:
Investments purchased (including $281,871,941 purchased on a when-issued or delayed delivery basis)	294,412,465
Shares of beneficial interest redeemed	1,604,324
Distribution and service plan fees	160,214
Trustees’ compensation	99,706
Dividends	80,438
Variation margin payable	45,622
Shareholder communications	10,754
Other	57,590

Total liabilities	296,471,113

Net Assets	$1,189,000,894

Composition of Net Assets
Par value of shares of beneficial interest	$263,293

Additional paid-in capital	1,300,139,234

Accumulated net investment income	7,869,256

Accumulated net realized loss on investments	(138,398,197)

Net unrealized appreciation on investments	19,127,308

Net Assets	$1,189,000,894

21        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $563,832,466 and 124,805,641 shares of beneficial interest outstanding)	$4.52
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.62

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,721,518 and 2,374,227 shares of beneficial interest outstanding)	$4.52

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $177,216,387 and 39,307,245 shares of beneficial interest outstanding)	$4.51

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $358,984,530 and 79,502,427 shares of beneficial interest outstanding)	$4.52

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,218,073 and 6,695,295 shares of beneficial interest outstanding)	$4.51

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $48,027,920 and 10,608,454 shares of beneficial interest outstanding)	$4.53

See accompanying Notes to Financial Statements.

22        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2015

Investment Income
Interest	$23,228,176

Fee income on when-issued securities	5,417,021

Total investment income	28,645,197

Expenses
Management fees	5,401,085

Distribution and service plan fees:
Class A	1,388,041
Class B	129,020
Class C	1,812,727
Class R	155,121

Transfer and shareholder servicing agent fees:
Class A	1,268,474
Class B	28,439
Class C	399,567
Class I	134,246
Class R	69,671
Class Y	89,352

Shareholder communications:
Class A	25,889
Class B	2,345
Class C	7,030
Class I	19
Class R	1,107
Class Y	1,179

Trustees’ compensation	74,597

Custodian fees and expenses	19,987

Borrowing fees	3,870

Other	210,329

Total expenses	11,222,095
Less waivers and reimbursements of expenses	(829,772)

Net expenses	10,392,323

Net Investment Income	18,252,874

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on swaptions exercised)	6,095,207
Closing and expiration of futures contracts	(9,675,095)
Swap contracts	(1,295,590)

Net realized loss	(4,875,478)

Net change in unrealized appreciation/depreciation on:
Investments	4,260,146
Futures contracts	(1,804,152)

Net change in unrealized appreciation/depreciation	2,455,994

Net Increase in Net Assets Resulting from Operations	$15,833,390

See accompanying Notes to Financial Statements.

23        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations
Net investment income	$18,252,874	$18,800,740

Net realized loss	(4,875,478)	(9,889,286)

Net change in unrealized appreciation/depreciation	2,455,994	4,707,807

Net increase in net assets resulting from operations	15,833,390	13,619,261

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,102,551)	(12,491,715)
Class B	(151,041)	(261,718)
Class C	(2,058,571)	(2,383,025)
Class I	(10,029,918)	(8,816,204)
Class R1	(513,965)	(593,546)
Class Y	(884,551)	(1,179,552)

	(24,740,597)	(25,725,760)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(28,570,446)	(101,689,546)
Class B	(5,580,333)	(11,312,444)
Class C	(11,978,869)	(41,508,151)
Class I	(83,106,090)	219,583,950
Class R1	(2,985,288)	(5,860,264)
Class Y	12,854,040	(157,108,050)

	(119,366,986)	(97,894,505)

Net Assets
Total decrease	(128,274,193)	(110,001,004)

Beginning of period	1,317,275,087	1,427,276,091

End of period (including accumulated net investment income of $7,869,256 and $10,739,777, respectively)	$1,189,000,894	$1,317,275,087

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.55	$4.59	$4.71	$4.67	$4.73

Income (loss) from investment operations:
Net investment income[3]	0.06	0.07	0.07	0.10	0.13
Net realized and unrealized gain (loss)	0.00[4]	(0.02)	(0.10)	0.04	(0.06)

Total from investment operations	0.06	0.05	(0.03)	0.14	0.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.09)	(0.10)	(0.13)

Net asset value, end of period	$4.52	$4.55	$4.59	$4.71	$4.67

Total Return, at Net Asset Value[5]	1.26%	1.04%	(0.63)%	3.00%	1.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$563,832	$596,274	$703,706	$835,353	$901,117

Average net assets (in thousands)	$576,463	$646,216	$771,385	$856,033	$947,592

Ratios to average net assets:[6]
Net investment income	1.42%	1.41%	1.43%	2.01%	2.63%
Expenses excluding interest and fees from borrowings	0.91%	0.91%	0.87%	0.86%	0.85%[7]
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%	0.00%

Total expenses	0.91%	0.91%	0.87%	0.86%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.77%

Portfolio turnover rate[9]	155%	229%	154%	152%	87%

25        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.85%

8. Less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

26        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.55	$4.59	$4.71	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.03	0.03	0.03	0.06	0.09
Net realized and unrealized gain (loss)	(0.01)	(0.02)	(0.09)	0.04	(0.06)

Total from investment operations	0.02	0.01	(0.06)	0.10	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.05)	(0.06)	(0.05)	(0.09)

Net asset value, end of period	$4.52	$4.55	$4.59	$4.71	$4.66

Total Return, at Net Asset Value[4]	0.57%	0.24%	(1.41)%	2.18%	0.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,722	$16,385	$27,893	$43,860	$54,978

Average net assets (in thousands)	$12,904	$21,830	$35,494	$49,094	$63,116

Ratios to average net assets:[5]
Net investment income	0.61%	0.62%	0.65%	1.22%	1.85%
Expenses excluding interest and fees from borrowings	1.68%	1.67%	1.81%	1.83%	1.84%[6]
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses	1.68%	1.67%	1.81%	1.83%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.55%

Portfolio turnover rate[8]	155%	229%	154%	152%	87%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.84%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

27        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.54	$4.58	$4.70	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.03	0.03	0.03	0.05	0.09
Net realized and unrealized gain (loss)	(0.01)	(0.02)	(0.10)	0.05	(0.06)

Total from investment operations	0.02	0.01	(0.07)	0.10	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.06)	(0.09)

Net asset value, end of period	$4.51	$4.54	$4.58	$4.70	$4.66

Total Return, at Net Asset Value[4]	0.46%	0.24%	(1.42)%	2.19%	0.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,216	$190,398	$233,776	$290,157	$333,542

Average net assets (in thousands)	$181,572	$208,333	$265,441	$306,251	$343,597

Ratios to average net assets:[5]
Net investment income	0.62%	0.61%	0.64%	1.22%	1.86%
Expenses excluding interest and fees from borrowings	1.66%	1.66%	1.61%	1.59%	1.58%[6]
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses	1.66%	1.66%	1.61%	1.59%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.59%	1.54%

Portfolio turnover rate[8]	155%	229%	154%	152%	87%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.58%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

28        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class I	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Period Ended September 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.55	$4.59	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.08	0.08	0.05
Net realized and unrealized loss	(0.01)	(0.02)	(0.06)

Total from investment operations	0.07	0.06	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.10)	(0.06)

Net asset value, end of period	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	1.71%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358,985	$445,363	$229,314

Average net assets (in thousands)	$447,250	$391,818	$78,761

Ratios to average net assets:[5]
Net investment income	1.75%	1.73%	1.48%
Expenses excluding interest and fees from borrowings	0.47%	0.47%	0.46%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.47%	0.47%	0.46%

Portfolio turnover rate[7]	155%	229%	154%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

29        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.55	$4.59	$4.71	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.05	0.05	0.05	0.08	0.11
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.09)	0.05	(0.06)

Total from investment operations	0.04	0.04	(0.04)	0.13	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.08)	(0.08)	(0.08)	(0.11)

Net asset value, end of period	$4.51	$4.55	$4.59	$4.71	$4.66

Total Return, at Net Asset Value[4]	0.85%	0.74%	(0.92)%	2.69%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,218	$33,413	$39,598	$43,962	$44,133

Average net assets (in thousands)	$31,657	$36,387	$42,032	$44,441	$46,042

Ratios to average net assets:[5]
Net investment income	1.12%	1.11%	1.13%	1.71%	2.35%
Expenses excluding interest and fees from borrowings	1.16%	1.15%	1.17%	1.17%	1.17%[6]
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses	1.16%	1.15%	1.17%	1.17%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.05%

Portfolio turnover rate[8]	155%	229%	154%	152%	87%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.17%

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

30        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.56	$4.58	$4.71	$4.66	$4.72

Income (loss) from investment operations:
Net investment income[3]	0.08	0.08	0.08	0.11	0.14
Net realized and unrealized gain (loss)	(0.01)	0.00[4]	(0.10)	0.04	(0.06)

Total from investment operations	0.07	0.08	(0.02)	0.15	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.10)	(0.11)	(0.10)	(0.14)

Net asset value, end of period	$4.53	$4.56	$4.58	$4.71	$4.66

Total Return, at Net Asset Value[5]	1.57%	1.78%	(0.44)%	3.30%	1.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,028	$35,442	$192,989	$532,594	$508,871

Average net assets (in thousands)	$40,668	$60,953	$393,408	$512,755	$483,961

Ratios to average net assets:[6]
Net investment income	1.72%	1.77%	1.76%	2.30%	2.92%
Expenses excluding interest and fees from borrowings	0.66%	0.66%	0.54%	0.51%	0.50%[7]
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%	0.00%

Total expenses	0.66%	0.66%	0.54%	0.51%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.49%

Portfolio turnover rate[9]	155%	229%	154%	152%	87%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.50%

8. Less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268

See accompanying Notes to Financial Statements.

31        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 30% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial

32        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

33        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$8,213,696	$—	$ 139,188,829	$ 19,673,211

1. At period end, the Fund had $137,031,677 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$12,640,219
2017	21,325,466
2018	73,585,342
No expiration	29,480,650

Total	$137,031,677

2. The Fund had $2,157,152 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

5. During the reporting period, $26,097,191 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

34        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

	Increase	Reduction
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$ 26,097,191	$3,617,202	$22,479,989

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Distributions paid from:
Ordinary income	$ 24,740,597	$ 25,725,760

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,338,172,219
Federal tax cost of other investments	(431,530,266)

Total federal tax cost	$906,641,953

Gross unrealized appreciation	$23,593,414
Gross unrealized depreciation	(3,920,203)

Net unrealized appreciation	$19,673,211

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

35        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

36        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

37        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$42,314,473	$—	$42,314,473
Mortgage-Backed Obligations	—	804,889,902	—	804,889,902
U.S. Government Obligations	—	510,641,055	—	510,641,055

Total Investments, at Value	—	1,357,845,430	—	1,357,845,430
Other Financial Instruments:
Futures contracts	1,076,848	—	—	1,076,848

Total Assets	$1,076,848	$1,357,845,430	$—	$1,358,922,278

Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,705,505)	$—	$—	$(1,705,505)

Total Liabilities	$(1,705,505)	$—	$—	$(1,705,505)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

38        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4. Investments and Risks (Continued)

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$281,871,941
Sold securities	108,515,893

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $270,000 of collateral to the Fund for forward roll transactions.

39        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

40        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

41        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $40,562,585 and $434,492,351 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

42        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $23,392,692 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $33,853 on written swaptions.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2014	—	$—
Swaptions written	300,000,000	510,000
Swaptions exercised	(300,000,000)	(510,000)

Swaptions outstanding as of September 30, 2015	—	$—

43        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be

44        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$226,380 *	Variation margin payable	$45,622 *

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments (including premiums on swaptions exercised)*	Closing and expiration of futures contracts	Swap contracts	Total

Interest rate contracts	$393,750	$(9,675,095)	$(1,295,590)	$(10,576,935)

* Includes purchased options contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(1,804,152)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015			Year Ended September 30, 2014
	Shares		Amount	Shares	Amount

Class A
Sold	10,606,342		$91,748,735	9,905,785	$90,502,690
Dividends and/or distributions reinvested	1,220,521		10,370,156	1,277,562	11,667,763
Redeemed	(14,892,969)		(130,689,337)	(22,313,585)	(203,859,999)
Shares tendered from share split	62,317,650	[1]	—	—	—

Net increase (decrease)	59,251,544		$(28,570,446)	(11,130,238)	$(101,689,546)

45        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2015			Year Ended September 30, 2014
	Shares		Amount	Shares	Amount

Class B
Sold	101,990		$887,010	99,417	$908,216
Dividends and/or distributions reinvested	17,000		147,075	27,733	253,377
Redeemed	(741,937)		(6,614,418)	(1,365,580)	(12,474,037)
Shares tendered from share split	1,195,152	[1]	—	—	—

Net increase (decrease)	572,205		$(5,580,333)	(1,238,430)	$(11,312,444)

Class C
Sold	3,998,170		$32,676,164	2,498,789	$22,779,921
Dividends and/or distributions reinvested	223,206		1,910,836	241,388	2,200,050
Redeemed	(5,367,953)		(46,565,869)	(7,291,486)	(66,488,122)
Shares tendered from share split	19,479,584	[1]	—	—	—

Net increase (decrease)	18,333,007		$(11,978,869)	(4,551,309)	$(41,508,151)

Class I
Sold	6,710,710		$58,749,585	27,768,768	$254,041,325
Dividends and/or distributions reinvested	1,169,947		10,029,704	967,546	8,815,982
Redeemed	(16,987,818)		(151,885,379)	(4,744,531)	(43,273,357)
Shares tendered from share split	39,621,692	[1]	—	—	—

Net increase (decrease)	30,514,531		$(83,106,090)	23,991,783	$219,583,950

Class R2
Sold	676,425		$5,491,369	748,021	$6,826,283
Dividends and/or distributions reinvested	56,170		478,328	60,788	554,849
Redeemed	(1,100,071)		(8,954,985)	(1,451,158)	(13,241,396)
Shares tendered from share split	3,385,899	[1]	—	—	—

Net increase (decrease)	3,018,423		$(2,985,288)	(642,349)	$(5,860,264)

Class Y
Sold	3,288,939		$28,623,728	3,654,569	$33,440,783
Dividends and/or distributions reinvested	79,727		674,916	108,143	990,358
Redeemed	(1,848,448)		(16,444,604)	(20,933,043)	(191,539,191)
Shares tendered from share split	5,200,465	[1]	—	—	—

Net increase (decrease)	6,720,683		$12,854,040	(17,170,331)	$(157,108,050)

46        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

7. Shares of Beneficial Interest (Continued)

1. As of the close of September 11, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 11.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$ 291,343,412	$ 189,397,921
U.S. government and government agency obligations	1,680,614,487	1,862,495,174
To Be Announced (TBA) mortgage-related securities	4,772,687,222	4,772,841,445

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which

47        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

48        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

September 30, 2015	$59,222	$6,606	$10,445	$11,590	$764

Waivers and Reimbursements of Expenses.  The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B and Class C shares, 1.10% for Class R shares and 0.50% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager reimbursed the Fund $618,694, $10,007, $116,340, $17,507 and $67,224 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Share Split

As of the close of business on September 11, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to September 11, 2015, has been adjusted to give effect to this share split.

49        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

12. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

50        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 25, 2015

51        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $21,675,448 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

52        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

53        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Peter Strzalkowski, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail short government funds. The Board considered that the Fund outperformed its category median for the one-, three- and five-year periods, but underperformed for the ten-year period. The Board considered that the Fund’s recent performance remained strong as the Fund ranked in the first quintile for the three-year period, in the second quintile for the one- and five-year periods and in the third quintile for the ten-year period. The Board noted that the Fund’s one-, three- and five-year performance has improved since the appointment of a new portfolio manager in April 2009.

Fees and Expenses of the Fund.  The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short government funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fees were lower than its peer group median and category median and its total expenses were equal to its peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was equal to its peer group median and category median. The Board considered that the Fund’s contractual management fees and total expenses are ranked in the third and second quintiles of the expense group, respectively. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B shares and Class C shares, 1.10% for Class R shares, and 0.50% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

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Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

55        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942

Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish Trustee (since 2008) Year of Birth: 1948

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since

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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951

Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004); Chairman of the Board (1991-1994) and Trustee (1985- 1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become

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Robert J. Malone, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942

Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Strzalkowski, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965

Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005- July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000- June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel

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Arthur S. Gabinet, Continued	(since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.
Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969

Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959

Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0855.001.0915    November 23, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,200 in fiscal 2015 and $41,300 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $628,126 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $813,605 in fiscal 2015 and $1,510,421 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015